UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 9, 2018

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K/A
EXPLANATORY NOTE

This Amendment No. 2 to the Form 8-K that Sempra Energy (the Company) filed on March 9, 2018, as amended by Form 8-K/A, Amendment No. 1, filed on May 3, 2018, is being made solely for the purpose of filing as Exhibit 23.1 hereto a revised version of the Consent of Independent Auditors, Deloitte & Touche LLP, related to the audited consolidated financial statements of Oncor Electric Delivery Holdings Company LLC and its subsidiary as of December 31, 2017 and 2016 and for the three years in the period ended December 31, 2017. The revised Consent of Independent Auditors attached hereto as Exhibit 23.1 supersedes and replaces Exhibit 23.2 in the Company’s Form 8-K/A, Amendment No. 1, filed on May 3, 2018. This Amendment No. 2 does not change any previously reported financial information or any disclosures contained in the Form 8-K filed on March 9, 2018, or the Form 8-K/A, Amendment No. 1, filed on May 3, 2018.

Item 9.01 Financial Statements and Exhibits
(d) Exhibit
Exhibit 23.1 Oncor Electric Delivery Holdings Company LLC Consent of Deloitte & Touche LLP, independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: August 28, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer